UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2023, the Board of Directors (the “Board”) of First Foundation Inc. (“Company”) amended and restated the Company’s bylaws (the “Amended Bylaws”), effective immediately. The Amended Bylaws implement certain corporate governance changes to which the Company agreed under the terms of the previously announced Settlement Agreement dated April 25, 2023, with Driver Opportunity Partners I LP, Driver Management Company LLC, and J. Abbott R. Cooper in connection with the action Driver v. Briggs et al. in the Delaware Court of Chancery. The changes include (i) modifying Section 2.2(g) to provide that the Board and/or its Nominating and Corporate Governance Committee has the non-delegable authority to determine whether a stockholder nomination of a Board candidate or business proposed to be voted upon is properly brought before a meeting of stockholders, rather than the chair of meeting; (ii) adding a new Section 2.2(j) requiring that the Board and/or its Nominating and Corporate Governance Committee notify a nominating stockholder of any deficiencies in the stockholder’s notice of nomination of a candidate to the Board within 30 days of receipt and allowing the stockholder a 14-day cure period; and (iii) modifying Section 2.4 to provide that the Company must prepare a director-nominee questionnaire at least 30 days before the first date that a stockholder can make a director nomination under the Bylaws, and that the questionnaire be the same form completed by the Company’s incumbent directors.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 to this report and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Bylaws of First Foundation Inc. (effective June 23, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: June 29, 2023	By:	/s/ SCOTT F. KAVANAUGH
Scott F. Kavanaugh
President and Chief Executive Officer